CONFIDENTIAL TREATMENT REQUESTED



                    PRODUCT DEVELOPMENT AND SUPPLY AGREEMENT

                                 By and between

                        PATH 1 NETWORK TECHNOLOGIES INC.

                                       And

                            INTERNET PHOTONICS, INC.

                                SEPTEMBER 9, 2002

1     DEFINITIONS..............................................................1
1.1      ACCEPTANCE TEST.......................................................1
1.2      ACCEPTANCE TEST PLAN OR ATP...........................................1
1.3      ACCEPTANCE TEST PROCEDURES............................................2
1.4      CUSTOMER READINESS....................................................2
1.5      DEFECT................................................................2
1.6      FIELD TRIAL UNIT......................................................2
1.7      INTELLECTUAL PROPERTY RIGHTS..........................................2
1.8      INTERNET PHOTONICS DELIVERABLES.......................................3
1.9      PATH 1 DELIVERABLES...................................................3
1.10     PATH 1 KNOW-HOW.......................................................3
1.11     PATH 1 PATENTS........................................................3
1.12     PATH 1 TECHNOLOGY.....................................................3
1.13     PRODUCT MANAGEMENT INFORMATION BASE (MIB).............................4
1.14     PRODUCT(S)............................................................4
1.15     PRODUCTION UNIT.......................................................4
1.16     SERVICES..............................................................4
1.17     SEVERITY 1 DEFECT.....................................................4
1.18     SEVERITY 2 DEFECT.....................................................4
1.19     SEVERITY 3 DEFECT.....................................................5
1.20     SEVERITY 4 DEFECT.....................................................5
1.21     SPECIFICATIONS........................................................5
1.22     TERM..................................................................5
1.23     WORKAROUND SOLUTION...................................................5
2     SCOPE OF WORK............................................................5
2.1      SERVICES..............................................................5
2.2      AGENCY APPROVALS......................................................6
3     COMPENSATION; INTELLECTUAL PROPERTY RIGHTS...............................6
3.1      COMPENSATION..........................................................6
      3.1.1    Initial Payment.................................................6
      3.1.2    Field Trial Delivery Payment....................................7
      3.1.3    Extension of Exclusion Payment..................................7
3.2      INTELLECTUAL PROPERTY RIGHTS; ROYALTIES...............................7
3.3      EXCLUSIVE LICENSE.....................................................7
      3.3.1    Exclusive License Grant.........................................7
      3.3.2    Product Modifications and Derivatives...........................8
      3.3.3    Exclusive Market and Exclusive Period...........................8
3.4      MOST FAVORED NATIONS PRICING..........................................8
3.5      TRADEMARK RIGHTS......................................................9
3.6      INDEMNIFICATION.......................................................9
4     PRICE PER UNIT..........................................................10
5     PRODUCT FORECAST........................................................10
6     MARKETING...............................................................10
7     MILESTONES..............................................................11
7.1      DELIVERY OF THE ACCEPTANCE TEST PLAN (ATP)...........................11
7.2      DELIVERY OF THE INTERNET PHOTONICS PRODUCT MANAGEMENT INFORMATION
         BASE (MIB)...........................................................11
7.3      ACCEPTANCE TEST PROCEDURES...........................................11
7.4      ACCEPTANCE TEST......................................................12
7.5      AMENDMENT OF ACCEPTANCE TEST PLAN....................................12
7.6      FIELD TRIAL UNITS SHIPMENT...........................................12
7.7      PRODUCT RELEASE FOR FCC, CE AND UL CERTIFICATION.....................12
7.8      COMPLETION OF UL APPROVAL............................................12
7.9      PRODUCT REVIEWS AND MEETINGS.........................................12
7.10     PERFORMANCE ASSURANCE................................................13
8     SPECIFICATIONS..........................................................14
9     ENHANCEMENTS TO PRODUCTS................................................15
10    DELIVERABLES AND DELIVERY; ACCEPTANCE; AND REJECTION....................15
10.1     PROGRAM MANAGERS.....................................................15
10.2     DELIVERABLES.........................................................15
10.3     ACCEPTANCE...........................................................15
      10.3.1   Inspection and Testing.........................................15
      10.3.2   Material Errors and Correction.................................16
      10.3.3   Product Acceptance.............................................16
      10.3.4   Disputed Deliverables..........................................16
      10.3.5   Rejection......................................................17
11    CONTINUITY OF SUPPLY....................................................17
12    REPRESENTATIONS AND WARRANTIES..........................................18
13    CONFIDENTIALITY.........................................................18
13.1     CONFIDENTIAL INFORMATION.............................................18
13.2     PERMITTED USE........................................................18
13.3     EQUITABLE RELIEF.....................................................19
13.4     RETURN AND USE OF CONFIDENTIAL INFORMATION...........................19
14    TERMINATION.............................................................20
14.1     ACCEPTANCE TEST FAILURE..............................................20
14.2     ASSIGNMENT OR TRANSFER OF ASSETS.....................................20
14.3     MATERIAL BREACH......................................................20
14.4     COMPLETION OF RESELLER AGREEMENT.....................................20
14.5     FULFILMENT OF OBLIGATIONS............................................21
14.6     SURVIVAL.............................................................21
15    WARRANTY ON PATH 1 TECHNOLOGY...........................................21
16    MAINTENANCE AND SUPPORT.................................................21
17    WARRANTIES/LIMITED LIABILITY............................................22
18    GENERAL.................................................................22
18.1     FORCE MAJEURE........................................................22
18.2     NOTICES..............................................................22
18.3     RELATIONSHIP OF PARTIES..............................................23
18.4     USE OF NAME..........................................................23
18.5     PERSONNEL............................................................23
18.6     EMPLOYMENT TAXES AND BENEFITS........................................24
18.7     OTHER TAX IMPLICATIONS...............................................24
18.8     EXPORT CONTROLS......................................................24
18.9     ASSIGNMENT...........................................................24
18.10       NO WAIVER.........................................................24
18.11       NO RIGHTS IN THIRD PARTIES........................................25
18.12       COUNTERPARTS......................................................25
18.13       HEADINGS AND REFERENCES...........................................25
18.14       CONSTRUCTION......................................................25
18.15       APPLICABLE LAW....................................................25
18.16       SEVERABILITY......................................................25
18.17       COMPLETE AGREEMENT................................................25
18.18       ATTORNEY'S FEES...................................................26
19    SIGNATURES..............................................................26

                        CONFIDENTIAL TREATMENT REQUESTED

                    PRODUCT DEVELOPMENT AND SUPPLY AGREEMENT

         This Product Development and Supply Agreement (the "Agreement") is entered into effective September 6, 2002 (the "Effective Date") between Path 1 Network Technologies Inc. (hereinafter "Path 1"), a Delaware corporation located at 6215 Ferris Square, Suite 140, San Diego, CA 92121, and Internet Photonics, Inc. (hereinafter "Internet Photonics"), a Delaware corporation located at 1030 Broad Street, Shrewsbury, New Jersey 07702 (individually a "Party" and collectively "the Parties").

                                    RECITALS

         WHEREAS, Path 1 desires to develop a co-branded set of products using certain of Path 1's proprietary technology and to deliver such products to Internet Photonics in exchange for the compensation set forth herein;

         WHEREAS,   Internet   Photonics  desires  Path  1  to  perform  certain
engineering services in connection with the development, testing and delivery of certain co-branded products for and to Internet Photonics; and

         WHEREAS, Internet Photonics desires to sell the products developed and delivered by Path 1 pursuant to this agreement.

         NOW, THEREFORE, in consideration of the mutual promises contained herein the Parties agree as follows:

                              TERMS AND CONDITIONS

1        DEFINITIONS

1.1      ACCEPTANCE TEST

              Acceptance Test means the test of the Products to be performed by Path 1 and witnessed by Internet Photonics pursuant to the Acceptance Test Plan.

1.2      ACCEPTANCE TEST PLAN OR ATP

              Acceptance Test Plan or "ATP" means the test criteria and test scenarios to be mutually agreed upon by the Parties to ensure the Products' compliance with the Product and Interoperability Specifications. The Parties shall use reasonable efforts to ensure that the ATP will be submitted to Internet Photonics by Path 1 by *** and be mutually agreed upon by the Parties on or before ***.

1.3      ACCEPTANCE TEST PROCEDURES

              Acceptance Test Procedure means the test procedure to be used to measure the criteria spelled out by the ATP. It will include the test sequences to be performed at Path 1's facility in San Diego following a *** approach.

1.4      CUSTOMER READINESS

              Customer   Readiness  shall  mean  a  Product  that  can  be
              installed at an IPI customer site.

1.5      DEFECT

              A Defect shall mean any variance, documented in writing by Path1 or IPI, in performance and functionally from the Product performance and functionality described in the ASI Over IP Gateway Product Specification called out in Appendix A.

1.6      FIELD TRIAL UNIT

              Field Trial Unit or "Unit" means the Product as delivered after Acceptance Test but before Certification Release. A field trial unit ***, but *** as mutually agreed to by the parties, however, Field Trial Units shall ***.

1.7      INTELLECTUAL PROPERTY RIGHTS

              Intellectual Property Rights means any information, inventions, copyrights, trademarks, service marks, maskwork rights, logos, trade names, innovations, discoveries, improvements, ideas, know-how, show-how, developments, methods, designs, reports, charts, drawings, diagrams, designs, analyses, concepts, technology, records, brochures, instructions, manuals, software (both in source code and object code format), documentation relating to all software, manufacturing techniques, expertise, inventions (whether or not reduced to practice or the subject of a patent application), test protocols, test results, descriptions, parts lists, bills of materials, documentation whether in written or electronic format, prototypes, molds, models, assemblies, processes and any similar intellectual property and information, whether or not protected or protectable by patent or copyright together with all United States and foreign patents and pending applications.

1.8      INTERNET PHOTONICS DELIVERABLES

              Internet Photonics Deliverables means, collectively or individually, revisions and approval of the Specifications (Appendix A), preliminary operations manual, acceptance test plan and Product MIB.

1.9      PATH 1 DELIVERABLES

              Path 1 Deliverables means, collectively or individually, the Specifications, preliminary operations manual, an initial draft of the Acceptance Test Plan, ***Field Trial units.

1.10     PATH 1 KNOW-HOW

              Path 1 Know-How means all of Path 1's proprietary information techniques, inventions, data, practices, methods, knowledge, designs, skill and experience including, without any limitation, any trade secret or other Intellectual Property Right, whether or not patentable or copyrightable, relating to the Path 1 Technology or useful for the development, production, assembly, manufacture, or transport of the Products.

1.11     PATH 1 PATENTS

              Path 1 Patents means and includes all patents and patent applications related to the design, manufacture, or use of the Products, issued or filed as of the date hereof, or during the Term, including without limitation all foreign counterparts, all substitutions, extensions, reissues, renewals, divisions, continuations and continuations in part relating to such patents and their foreign counterparts, and which are owned or controlled by Path 1 (where "controlled" means licensed-in by Path 1 with a royalty-free right to grant sublicenses).

1.12     PATH 1 TECHNOLOGY

              Path 1 Technology means (i) the inventions, designs, discoveries and processes claimed in the Path 1 Patents and (ii) the Path 1 Know-How.

1.13     PRODUCT MANAGEMENT INFORMATION BASE (MIB)

              Product Management Information Base (MIB) means the collection of definitions, which identify the properties of the managed objects within the device to be managed. Every managed device keeps a database of values for each of the definitions written in the MIB.

1.14     PRODUCT(S)

              Product(s) means and includes the co-branded Asynchronous Serial Interface ("ASI") to Internet Protocol ("IP") gateway products to be developed and supplied by Path 1 using the Path 1 Technology pursuant to this Agreement as more particularly described in Appendix A attached hereto. Product(s) also means and includes the Non - Exclusive co-branded Internet Protocol ("IP") to Asynchronous Serial Interface ("ASI") to gateway products already developed, or will be developed by Path 1

1.15     PRODUCTION UNIT

              Production   Unit  means  the  Product  as  delivered  after  full
              Acceptance Test compliance but before Certification Release. A production unit will fully satisfy the ATP.

1.16     SERVICES

              Services means the work and labor of each Party necessary for the performance of such Party's respective obligations pursuant to this Agreement.

1.17     SEVERITY 1 DEFECT

              Severity 1 defect shall mean any product defect that materially affects the functionality and performance of the product to the extent that it does not meet the Product Requirement in Appendix A.

1.18     SEVERITY 2 DEFECT

              Severity 2 defect shall mean any product defect that severely degrades the functionality and performance of the product and for which there is no workaround solution.

1.19     SEVERITY 3 DEFECT

              Severity 3 defect shall mean any product defect that degrades the functionality and performance of the product and for which there is a workaround solution to restore functionality and performance.

1.20     SEVERITY 4 DEFECT

              Severity 4 defect shall mean any product defect that does not affect operational functionality or performance of the product.

1.21     SPECIFICATIONS

              Specifications means the mechanical, engineering, operational and/or functional descriptions, details and requirements for the Products as set forth in Appendix A attached hereto as the same may be modified as provided herein. Included are any standards for performance or operation of the item to which such Specifications pertain.

1.22     TERM

              Term means the period from the Effective Date until this Agreement is terminated pursuant to Section 14 hereof.

1.23     WORKAROUND SOLUTION

              Workaround   solution   shall   mean  any   configuration   and/or
              instructions that do not conform to the intended use of the Product but, when used, allows the Product to operate as intended.

2        SCOPE OF WORK

2.1      SERVICES

              Subject to the terms and conditions set forth in this Agreement, each Party will be responsible for obtaining all of the technology, labor, material, tooling and facilities (and all related costs) necessary for the completion of its portion of its respective portion of the Services, except as otherwise set forth in this Agreement.

2.2      AGENCY APPROVALS

              Path 1 shall be responsible for (a) supporting all board level and power supply changes required to meet Conformite Europeene ("CE") and Underwriters Laboratories ("UL") approval and (b) obtaining all necessary CE, UL and FCC approvals required to distribute the Products. Path 1 and Internet Photonics agree to form a joint certification team to obtain any other governmental or necessary private agency approvals or certifications necessary for the Products to be distributed in North America and to use their respective reasonable efforts to obtain such approvals or certifications.

              The Parties shall *** pay the actual costs and filing fees for the submission for any such additional approvals in the United States and any other jurisdictions as the Parties mutually agree in writing. In order for Path 1 to perform its obligations under this
              Section 2.2, Internet Photonics shall provide Path 1 with customary English language summaries of the specifications of each individual jurisdiction's requirements where agency approval is being sought. Each Party shall provide all reasonable assistance to the other for obtaining approvals and certifications for the Products, including use of any relevant testing, test results, documents, applications and approvals and certificates with regard to the Products.

              In the event other governmental or private agency approvals or certifications are necessary (other than CE, UL and FCC approvals), all costs for agency approvals for other jurisdictions shall be mutually agreed upon.

3        COMPENSATION; INTELLECTUAL PROPERTY RIGHTS

3.1      COMPENSATION.

              Internet Photonics agrees to pay Path 1 aggregate fees of up to *** as follows:

3.1.1    Initial Payment

                      Two Hundred Fifty Thousand Dollars (US$250,000) shall be paid by Internet Photonics to Path 1 upon the signing of this Agreement for completion of the Milestones in accordance with Section 7, Exclusive License in accordance with Section 3 and all other obligations of Path 1 and rights to be received by Internet Photonics in accordance with the terms and conditions of this Agreement.

3.1.2    Field Trial Delivery Payment

                      ***shall be paid by Internet Photonics to Path 1 upon Internet Photonics' receipt and acceptance of *** Field Trial units, in accordance with Section 1.7 of this agreement, or upon delivery of one or more units to a customer site, on or before ***. Field Trial Units may be for *** and any *** Path 1 products desired by Internet Photonics to support customer trial configurations.

3.1.3    Extension of Exclusion Payment

                      *** shall be due and payable only by Internet Photonics to Path 1 at such time that Internet Photonics elects to increase the Exclusivity Period as set forth in Section
                      3.3 of this Agreement. At the time of exercise of this option to increase the exclusivity period, Internet Photonics will place an order for a minimum of *** production units. This order may be for *** products desired by Internet Photonics, but must be for no less than *** units per month during the exclusive period. Internet Photonics will have the option to reduce this order by ***% for every *** weeks delay in the delivery of the first *** Field Trial Units from the delivery date stated in Section 7.6 hereof.

3.2      INTELLECTUAL PROPERTY RIGHTS; ROYALTIES

              Path 1 shall own all Intellectual Property Rights related to the Products, the application program interface and the Path 1 Technology and retains all rights to manufacture the Products and the application program interface.

3.3      EXCLUSIVE LICENSE

3.3.1    Exclusive License Grant

                    Subject to the terms and conditions of this Agreement, Path 1 hereby grants to Internet Photonics for the Term, a fully-paid, limited, exclusive (as set forth below), nontransferable license to use, support, demonstrate, resell and distribute the Products and all end user documentation delivered as part of, or related to, the Products. This license becomes a perpetual, non-exclusive license for all products purchased under this agreement after the expiration of the exclusivity period.

3.3.2    Product Modifications and Derivatives

                     The foregoing license grant does not extend to derivative works based on the Products. The license does apply to any performance improvements and/or maintenance updates of the Products made by Path 1. Within the period referenced in
                     Section 15 of this agreement, modifications to Products, for performance, interoperability or other improvements, which are necessary for use of products on *** networks to support service offerings, due to Internet Photonics' customer requirements or to meet agency Certifications, shall be implemented by Path 1 in good faith with commercially reasonable efforts.

3.3.3    Exclusive Market and Exclusive Period

                     The foregoing license grant shall be restricted to other channel partners of Path 1 in the *** market, selling into *** environments only (the "Exclusive Market"), and will only be exclusive for a period of *** months from the date that Path 1 delivers, and IPI accepts, in accordance with
                     Section 10.3.3, Production Units of Products and announces the immediate availability of its formal product release (the "Exclusivity Period"). The Exclusivity Period may be extended by Internet Photonics for an additional consecutive *** month period upon payment of the exclusivity payment prior to the end of year 2002. As a further condition of this exclusivity, Internet Photonics agrees that it will exclusively distribute the Products as Internet Photonics' ASI to IP and IP to ASI products (no third party competitive products) during the Exclusivity Period.

                     For purposes of clarification, not withstanding the foregoing, during the Exclusivity Period, Path 1 is free to sell its products and derivatives thereof directly to *** customers in such markets as it chooses to sell into, including, but not limited to, ***, or any other such market. During the exclusivity period, Path 1 agrees to only propose and inform Internet Photonics products, when any *** customer opportunities requiring *** are identified by Path 1 for *** transport that are within the *** market selling into *** environments.

3.4      MOST FAVORED NATIONS PRICING

              Throughout the Term, in the event Path 1 sells a product that is commercially equivalent to a Product covered under this Agreement to any other buyer in the metro cable/MSO market at a price point less than the price paid by Internet Photonics (as adjusted to include applicable discounts), when taken together with the economic terms of such arrangement, Path 1 shall promptly notify Internet Photonics and either (a) offer such price and terms to Internet Photonics or (b) where such lower prices are due to other terms and conditions in Path 1's agreement with such other party, offer such prices to Internet Photonics with such terms and conditions.

3.5      TRADEMARK RIGHTS

              The Products shall contain certain markings and identifications, which include the trademark(s) and/or trade names of Path 1 and Internet Photonics, on the Products sold by Internet Photonics. Such markings and identification shall be strictly in accordance with the requirements of Path 1 and Internet Photonics as set forth in each Party's Trademark Guidelines, as may be updated from time to time. Neither Party is authorized to use the trademark(s) and trade names of the other Party on any products, other than the Products, or for any other purpose. Subject to compliance Path 1's Trademark Guidelines, Internet Photonics is hereby granted a limited trademark license with respect to the Path 1 trademarks solely for use on, and in connection with, the Products. All other use is prohibited. This license shall terminate on the earlier of termination of this Agreement or failure of Internet Photonics to maintain the quality requirements set out in this Agreement or in any subsequent written communication received from Path 1. Internet Photonics shall obtain no rights to or interest of any kind in any Path 1 trademarks or trade names other than the limited right to use set out above.

3.6      INDEMNIFICATION

              Path 1 shall indemnify and hold Internet Photonics harmless from and against any and all damages, costs and expenses (including without limitation reasonable attorneys' and expert witness fees) incurred by Internet Photonics in connection with any action, suit, proceeding, demand, assessment or judgment arising out of or related to any claims by third parties based on any infringement by the Path 1 Intellectual Property Rights, the Path 1 Know-how, the Path 1 Patents, the Path 1 Technology, any trademark, service mark, logo, trade name, trade secret, copyright, patent or other intellectual property right of any other person or entity or breaches of obligations under this Agreement; provided that (i) Internet Photonics promptly notifies Path 1 of such action, claim or proceeding; (ii) Path 1 shall have the sole right to compromise, settle or defend any such action, claim or proceeding; provided, however, that Path 1 shall not compromise or settle any such action, claim, or proceeding in a manner that does not unconditionally release Internet Photonics without Internet Photonics' prior written consent; and (iii) Internet Photonics provides Path 1 reasonable assistance at Path 1's request and expense in the defense of such action, claim or proceeding.

              Internet Photonics shall indemnify and hold Path 1 harmless from and against any and all damages, costs and expenses (including without limitation reasonable attorneys' and expert witness fees) incurred by Path 1 in connection with any action, suit, proceeding, demand, assessment or judgment arising out of or related to any claims by third parties based on any infringement by the Internet Photonics trademarks, logos or trade names of any trademark, logo or trade name of any other person or entity or breaches of Internet Photonics' obligations under this Agreement; provided that (i) Path 1 promptly notifies Internet Photonics of such action, claim or proceeding; (ii) Internet Photonics shall have the sole right to compromise, settle or defend any such action, claim or proceeding; provided, however, that Internet Photonics shall not compromise or settle any such action, claim, or proceeding in a manner that does not unconditionally release Path 1 without Path 1's prior written consent; and (iii) Path 1 provides Internet Photonics reasonable assistance at Internet Photonics' request and expense in the defense of such action, claim or proceeding.

4        PRICE PER UNIT

          Path 1 and Internet Photonics will agree upon an initial purchase price(s) for both the ASI to IP and IP to ASI gateway Products, which purchase price(s) will be reflected in the initial purchase order from Internet Photonics (in accordance with Section 3.1.2). The Parties shall meet at least every *** to establish a mutually agreeable purchase price going forward that approximates a ***. Path 1 will share its *** information and Internet Photonics will share its *** in order to adjust the purchase price for the next ***.

5        PRODUCT FORECAST

          Internet Photonics agrees to provide Path 1 with a rolling 90-day product forecast for the purposes of manufacturing planning, not as a hard commitment or obligation on the part of IPI.

6        MARKETING

          Path 1 may disclose its relationship with Internet Photonics in its advertising, press, promotion and/or direct sales materials. Notwithstanding anything in this Agreement to the contrary, the Parties agree that each Party may make such disclosure of this Agreement, exclusive of proprietary information such as pricing as required by either party pursuant to applicable securities regulations or other laws.

          Upon execution of this Agreement, the Parties shall mutually prepare a press release regarding the formation of a strategic alliance between Path 1 and Internet Photonics, which release will be mutually agreeable to the Parties. Except as allowed above, neither Party shall disclose the content of this Agreement, including but not limited to, the terms of funding and the product development efforts to any third parties. During the Term each party must review and approve the content of any press release of products before it is issued. Internet Photonics hereby agrees and covenants that it will exercise its best efforts to launch its end-to-end transport initiative (including and integrating the Products with Internet Photonics LightStack family related to this Agreement or the relationships of the Parties) solution no later than the availability of Field Trial Units.

          Path 1 shall designate an expert to assist Internet Photonics' marketing team with response to customer requests for network designs, performance of acceptance tests, network integration and. and analyzing all problems occurring during such tests. Upon Internet Photonics' request, Path 1 shall provide up to two days of training for Internet Photonics Systems Engineers on the installation, testing, operation and maintenance of Products. Path 1 shall provide to Internet Photonics a set of reproducible training materials, including such materials as usually utilized by Path 1 when instructing its own customers. All reasonable travel and lodging expenses incurred by Path 1 in connection with mutually agreed Marketing and Technical assistance provided above shall be paid or reimbursed by Internet Photonics.

7        MILESTONES

          The Parties agree to the following milestones for development and testing of the Products:

7.1      DELIVERY OF THE ACCEPTANCE TEST PLAN (ATP)

              Delivery of the ATP to Internet Photonics by Path 1 and mutual agreement of the content thereto by ***. Revisions and approval by Internet Photonics by *** .

7.2      DELIVERY OF THE INTERNET PHOTONICS PRODUCT MANAGEMENT INFORMATION BASE
          (MIB)

              Delivery of the Internet Photonics Product MIB by Path 1 to Internet Photonics and mutual agreement there to by *** with revisions and approval by Internet Photonics by ***.

7.3      ACCEPTANCE TEST PROCEDURES

              Acceptance test plan procedures are subject to change up to the point of ATP execution. A copy of the procedures and test results will be provided upon delivery of Field Trial units.

7.4      ACCEPTANCE TEST

              Path 1's completion of an Acceptance Test with Internet Photonics present to witness and accept results by delivery of Field Trial Units.

7.5      AMENDMENT OF ACCEPTANCE TEST PLAN

              The Acceptance Test Plan may be amended after it is initially agreed to by the Parties pursuant to Section 7.1 only by a written amendment signed by both parties.

7.6      FIELD TRIAL UNITS SHIPMENT

              Path 1's shipment of *** Field Trial Units to Internet Photonics by *** . in accordance with Section 3.1.2.

7.7      PRODUCT RELEASE FOR FCC, CE AND UL CERTIFICATION

              Product release for FCC, CE and preliminary UL testing with provisional clearance through an authorized testing center will be no later than *** unless otherwise mutually agreed by Path 1 and Internet Photonics.

7.8      COMPLETION OF UL APPROVAL

              The submission of application for final UL approval with respect to the Products will occur when the authorized testing center completes preliminary UL testing. The final application review process through the UL center may take up to 6 months.

              The Parties agree to use their best reasonable commercial efforts to adhere to the schedule set forth in this Section 7. However, each of the above milestones may be extended by mutual agreement of the Parties on a day-by-day slip basis until completed.

7.9      PRODUCT REVIEWS AND MEETINGS

              The Parties agree to meet from time to time at mutually agreeable times and locations to review and discuss the status of the development of the Products. The Parties further agree to promptly meet at the request of either Party with respect to any material issues a Party may have with the performance of the other Party of its obligations under this Agreement.

7.10     PERFORMANCE ASSURANCE

              Should the Product fail to meet the conditions of Section 10 by ***, IPI shall return all Products and Field Trial units previously delivered under this Agreement and Path 1 will release from escrow the shares as defined below, unless otherwise agreed to by Path 1 and Internet Photonics.

              Upon receipt of the Section 3.1.1 payment, Path1 shall issue *** shares of its *** (the "Shares"), valued at $*** based on a per share price of $*** at close of business on ***, in the name of Internet Photonics into escrow as collateral. Such Escrow shall be deposited with Chicago Title in Irvine, California. Path 1 will prepare the collateral agreement on behalf of the Parties to this Agreement; such agreement shall be reasonably acceptable to Internet Photonics and Chicago Title. Internet Photonics will receive shares valued at up to $***, but in no event more than *** shares, based on the per share price at close of market on *** from escrow if a successful Acceptance Test has not occurred by *** (or such later date as mutually agreed by Internet Photonics and Path 1). Internet Photonics shall thereafter be entitled to transfer or otherwise dispose of the Shares in its discretion in accordance with applicable securities law restrictions.

              In the event that (1) a successful Acceptance Test has not occurred by *** (or such later date as mutually agreed by Internet Photonics and Path 1) and (2) Internet Photonics shall have determined in good faith that it is unlikely that a successful Acceptance Test shall have occurred by ***, then Internet Photonics shall be entitled to demand that Path 1 register the Shares for resale on a Form S-3 registration statement. Upon such demand, Path 1 shall promptly file a registration statement with the SEC on Form S-3 and shall use its best efforts to cause such registration statement to be declared effective no later than ***, or the first practicable date based on Internet Photonics date of such demand. Commencing 30 days after ***, or 30 days after the first practicable date above, or the first practicable date based on Internet Photonics date of such demand, whichever is later. Commencing 30 days after ***, or 30 days after the first practicable date above, Path 1 shall use commercially reasonable efforts to assist Internet Photonics in locating one or more buyers for the Shares.

              If the registration statement referred to above has not become effective at the time of such release of the Shares, the Shares will be issued with the following restrictive legends:

              THE  SHARES   REPRESENTED  BY  THIS  CERTIFICATE  ARE  SUBJECT  TO
              SATISFACTION OF CERTAIN TERMS SET FORTH IN A PRODUCT DEVELOPMENT AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES IN CONTRAVENTION OF THE TERMS OF THE PRODUCT DEVELOPMENT AGREEMENT IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY OR THE DECISION OF THE ATTORNEY-ARBITRATOR REFERRED TO IN SECTION 3.1.3 HEREIN.

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

              If Internet Photonics is unable to sell the Shares (either in the open market or through one or more private sales) for gross proceeds of at least $ *** by ***, then Internet Photonics shall have the right to transfer the Shares to Path 1 in exchange for a fully-paid up, non-exclusive, perpetual license for Internet
              Photonics  (and  its  successors  in  interest)  to  use,  modify, develop, sell and sublicense to end-users, resellers and distributors the products as described in Appendix A.

              Notwithstanding any other provisions of this agreement, the remedies under this Section shall be the sole and exclusive remedies of IPI in the event of such failure of Acceptance.

8        SPECIFICATIONS

          Each Product is to be designed and manufactured in accordance with the Specifications. Each Party may request modifications to the Specifications at any time during the Term. Such requests shall be submitted to the other Party in writing, and shall not be deemed or considered binding unless accepted by the other Party in writing. If any such modification of the Specifications is agreed to, the Parties will negotiate an equitable adjustment to the Agreement, including the apportionment between the Parties of any additional development, testing or tooling costs. Upon mutual agreement of any modification to the Specifications, both Parties will proceed with the implementation of the prescribed modifications, and the Specifications and other Appendices and Exhibits to the Agreement shall be modified accordingly to reflect such agreed upon modifications and the term "Specifications" as used herein shall refer in all cases to the Specifications as so modified.

9        ENHANCEMENTS TO PRODUCTS

          During the Term, Path 1 will make available for sale to Internet Photonics future enhancements to the Products. Internet Photonics will provide Path 1 with customer feedback and Path 1 agrees to address reasonable requests for future enhancements.

10       DELIVERABLES AND DELIVERY; ACCEPTANCE; AND REJECTION

10.1     PROGRAM MANAGERS

              Each Party shall within ten (10) days after the Effective Date, designate a Program Manager in writing to the other Party, who shall have the authority on behalf of its Party to make and communicate all decisions respecting such Party's rights and obligations under this Agreement.

10.2     DELIVERABLES

              Path 1 and Internet Photonics agree to use their best commercially reasonable efforts to perform their respective Services and deliver their respective Deliverables, if any, in accordance with the schedule set forth in Section 8 hereof. Each Party's obligations shall be contingent upon the other Party successfully providing any prerequisite Deliverable or Service in a timely fashion in accordance with the Specifications and this Agreement. All stated dates are date of delivery unless otherwise specified. Internet Photonics shall use the Path 1 Deliverables only for testing, acceptance and marketing purposes and, excluding Field Trial Units, shall not sell, lease or transfer any Path 1 Deliverables to any third party.

10.3     ACCEPTANCE

10.3.1   Inspection and Testing

                      Internet Photonics, with the reasonable assistance of Path 1 as necessary, will examine and test each respective Path 1 Deliverable (and/or item thereof as specified in Section
                      7) upon delivery. Internet Photonics shall, as soon as reasonably practicable following the delivery of any Path 1 Deliverable, but in no event later than fifteen (15) business days after receipt of the notice of delivery of any Path 1 Deliverable (i) accept the Path 1 Deliverable by providing Path 1 with written notice of such acceptance or (ii) if the Path 1 Deliverable materially fails to conform to the Specifications ("Material Error"), reject the Deliverable and provide Path 1 with a written statement of such Error(s) (the "Rejection Notice"). If Internet Photonics' responds by rejecting the Deliverable after the fifteen (15) business day period, Path 1 may, at its discretion, extend the milestone schedule for all subsequent Path 1 Product Deliverables to IPI on a day for day basis equal to the time of the IPI's rejection less fifteen (15) business days.

10.3.2   Material Errors and Correction

                      Path 1 will promptly correct the Material Errors set forth in the Rejection Notice with respect to any Path 1
                      Deliverable and redeliver the Path 1 Deliverable to Internet Photonics within such reasonable period of time as may be mutually agreed upon by the Parties with regard to all circumstances affecting such Path 1 Deliverable. Internet Photonics shall, as soon as reasonably practicable after such redelivery but in no event later than fifteen (15) business days thereafter, accept or reject the redelivery in accordance with the procedure set forth in Section 10.3.1, which procedure shall be repeated until all of the Path 1 Deliverables are accepted or Internet Photonics invokes the provisions of subsection
                      10.3.4 hereof.

10.3.3   Product Acceptance

                      "Product Acceptance" shall be deemed to occur upon the earlier of (i) acceptance by Internet Photonics, pursuant to this Section 10.3, of all Path 1 Deliverables and successful completion of the Acceptance Test with regard to the Products as set forth in the Acceptance Test Plan or (ii) the first sale, lease or license of a unit of Product by Internet Photonics to a customer or other third party. The date upon which such Product Acceptance occurs shall be deemed the "Date of Product Acceptance." Notwithstanding anything to the contrary contained herein, Product Acceptance shall not be conditioned upon any design or development of the Path 1 Deliverables meeting any agency's criteria for approval other than those of the United States.

10.3.4   Disputed Deliverables

                      The Parties further agree that in the event a dispute arises as to whether any Deliverable (or item thereof) is acceptable under the procedure set forth in Sections
                      10.3.1 and 10.3.2 or as to whether the Acceptance Test has been successfully completed pursuant to Section 7.4, and the Parties are unable after good faith negotiation (between their respective Program Managers, and if needed, between their respective CEO's assisted by their legal counsels) to resolve such dispute, the dispute shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by a United States attorney-engineer of a Chicago law firm, former attorney-engineer of a Chicago law firm or a retired judge with relevant engineering experience acceptable to both parties but not related to either party, whose decision shall be final and binding. Such attorney-engineer shall be appointed upon first request of either Party and shall render his decision within thirty (30) days after having accepted such appointment.

10.3.5   Rejection

                      Should any Path 1 Deliverable fail to be accepted after the third delivery of that Path 1 Deliverable pursuant to
                      Section 10.3.2 above, then the Parties shall promptly meet to resolve the problem. Any subsequent rejection of the same Path 1 Deliverable (unless otherwise resolved pursuant to Section 10.3.3), shall be deemed grounds for Internet Photonics to terminate this Agreement pursuant to
                      Section 14 hereof; provided that, in the alternative, Internet Photonics may elect to accept further resubmission of the applicable Path 1 Deliverable in accordance with this Section 10.3.

11       CONTINUITY OF SUPPLY

          During the term of this Agreement, in the event that Path 1 is unable to provide a supply of Products to satisfy Internet Photonics' actual demand for the Products for reasons attributable to Path 1, such as acquisition, bankruptcy, or other reasons, Path 1 will make timely arrangements and provide all necessary information, drawings, software, etc. for Internet Photonics to source the manufacture of the Products from a contract manufacturer of its choice until Path 1 either: (i) resolves the supply issues or (ii) determines it cannot resolve the issue(s).

          Should Path 1 determine it cannot resolve the issue(s) relating to supply of Products, Internet Photonics will be authorized to continue to source the Product from their selected contract manufacturer until it no longer wishes to sell the Product, or until the expiration of this agreement, whichever is sooner. Path 1 and its successor(s) will retain all Intellectual Property Rights associated with the Product(s).

12       REPRESENTATIONS AND WARRANTIES

          Each Party represents and warrants that it has full right and authority to enter into this Agreement and to perform its obligations hereunder. Each Party further represents and warrants that it has full right and authority to grant the rights granted to the other Party herein.

13       CONFIDENTIALITY

13.1     CONFIDENTIAL INFORMATION

             "Confidential Information" means (i) any and all technical and non-technical information of a Party including inventions, works of authorship, technology, know-how, patent, copyright, trade secret, mask works and other Intellectual Property Rights, techniques, algorithms, libraries, data, software, including without limitation the Path 1 Technology, the Products and associated documentation, in source code, physical or any other form, and any financial information, personnel information, business or marketing plans,
             (ii) any information received in written form designated by the Disclosing Party as confidential prominently thereon or, if disclosed orally, designated as confidential at the time of disclosure and reduced to writing and delivered to the other Party ("Receiving Party") within thirty (30) days after such disclosure; and (iii) the term and conditions of this Agreement; provided, however that "Confidential Information" shall not include information that the Receiving Party can demonstrate through documentary evidence that (A) was public knowledge at the time of such disclosure to the Receiving Party, or thereafter became public knowledge, other than as a result of actions of the Receiving Party in violation hereof; (B) was rightfully known by the Receiving Party (as shown by its written records) prior to the date of disclosure to the Receiving Party by Disclosing Party; (C) was disclosed to the Receiving Party on an unrestricted basis from a source unrelated to any Party and not under a duty of confidentiality to the Disclosing Party; or (D) was independently developed by the Receiving Party without use of the Confidential Information disclosed by the Disclosing Party (as shown by its written records).

13.2     PERMITTED USE

              The Receiving party shall maintain in confidence all Confidential Information of the Disclosing Party, and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to those directors, officers, employees, permitted sub licensees, permitted assignees and agents, consultants, or foundries, to the extent such disclosure is reasonably necessary in connection with the Receiving Party's activities as expressly authorized by this Agreement or to comply with an order of a court or other governmental authority, or otherwise required to be disclosed under applicable law, provided that the Receiving Party provides written notice thereof to the Disclosing Party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof.

              Such disclosure shall not deprive the information so disclosed of its character as Confidential Information. To the extent that disclosure is authorized by this Agreement, prior to disclosure, the Receiving Party shall obtain agreement of any such person to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement. The Receiving Party shall notify the Disclosing Party promptly upon discovery of any unauthorized use or disclosure of the Disclosing Party's Confidential Information. The Receiving Party shall take all reasonable steps, both during and after the Term, to insure that no person(s) (other than those authorized under this Agreement) shall have access to the Confidential Information of the Disclosing Party. Any permitted reproduction of Confidential Information shall contain any and all confidential or proprietary notices or legends, which appear on the original unless otherwise authorized in writing by the Disclosing Party. Each party's obligation under this section shall survive any termination of this Agreement for a period of five years.

13.3     EQUITABLE RELIEF

              Each Party agrees that the provisions of this Section 14 are reasonable and necessary for the protection of the other party and that such provisions may not be adequately enforced by an action for damages. Therefore, in the event of a breach or threatened breach of this Section 14 by the Receiving Party or any person controlled by the Receiving Party, the Disclosing Party shall be entitled, in addition to all other remedies, to an injunction and/or restraining order enjoining the breach or threatened breach of the provisions of Section 14 or otherwise to enforce specifically such provisions against violation, without the necessity of posting any bond or other security by the Disclosing Party. The Receiving Party further agrees that if it shall violate any of the covenants and agreements under this Section 14, the Disclosing Party shall be entitled to an accounting and repayment of all profits, commissions or other benefits realized and/or which may be realize as a result of or arising out of any such violation. Such remedies shall be cumulative and are not exclusive and in addition to any injunctive relief or other legal or equitable remedy to which the Disclosing Party is or may be entitled. In addition, the prevailing party shall also be entitled to its reasonable attorneys' fees and costs incurred in any action in which it is successful in establishing or defending against an alleged violation of Section 14.

13.4     RETURN AND USE OF CONFIDENTIAL INFORMATION

              Upon termination of this Agreement, the Receiving Party shall return to the Disclosing Party all Confidential Information of the Disclosing Party and shall make no other or further use of such Confidential Information.

14       TERMINATION

          This Agreement may be terminated as follows:

14.1     ACCEPTANCE TEST FAILURE

              In the event a Product is unable to pass the Acceptance Test to Internet Photonics' reasonable satisfaction by *** (the "Acceptance Test Deadline"); provided however, if Internet Photonics fails to timely perform the Acceptance Test pursuant to the ATP or unreasonably does not accept the Path 1 Deliverables and/or the Acceptance Test, the Deadline shall be extended on a day by day slip for each day said Internet Photonics fails to adhere to the ATP or unreasonably does not accept the Path 1 Deliverables.

              The results of termination under this paragraph shall be in accordance with paragraph 7.10

14.2     ASSIGNMENT OR TRANSFER OF ASSETS

              By either Party, immediately upon written notice to the other Party, if (a) all or a substantial portion of the assets of the other Party are transferred to an assignee for the benefit of creditors, or to a receiver or a trustee in bankruptcy, (b) a proceeding is commenced by or against the other Party for relief under bankruptcy or similar laws and such proceeding is not dismissed within sixty (60) days, or (c) the other Party is adjudged bankrupt.

14.3     MATERIAL BREACH

              By either Party, in the event the other Party materially breaches any of its obligations hereunder and fails to cure same within sixty (60) days after receipt of the written notice of such breach.

14.4     COMPLETION OF RESELLER AGREEMENT

              If the Product Supply and Reseller Agreement has not been executed on or before ***, which date may be extended upon mutual agreement, the provisions of Section 7.10 herein would apply.

14.5     FULFILMENT OF OBLIGATIONS

              Upon Path 1's fulfilment of its obligations under this agreement, or upon incorporation of any remaining obligations in a subsequent agreement between Path 1 and Internet Photonics

14.6     SURVIVAL

              The provisions of Sections 1 (Definitions), 3.1 (Compensation) (to the extent that any fees have been earned as of the termination),
              3.2 (Intellectual Property Rights), 3.6 (Indemnification), 7.10 (Performance Assurance), 13 (Confidentiality), 17 (Warranties/Limited Liability) and 18 (General) shall survive the expiration or termination of this Agreement.

15       WARRANTY ON PATH 1 TECHNOLOGY

          Path 1 agrees to provide a warranty against any Internet Photonics reported hardware design firmware/software defects for a period of *** after the delivery of the first Production Unit by Path 1 to IPI. Path 1 will resolve all defects reported, in writing, by IPI within this warranty period within *** after this warranty period has completed.

16       MAINTENANCE AND SUPPORT

          Path 1 agrees to provide maintenance and support for Products described in Appendix A attached hereto for a period of *** after acceptance of a Product by Internet Photonics. Any additional maintenance and support of the Products required after the expiration of this *** period will be provided at Path 1's discretion on a time and materials basis. PATH 1'S SOLE LIABILITY AND INTERNET PHOTONICS' EXCLUSIVE REMEDY WITH RESPECT TO BREACH OF THE FOREGOING OBLIGATION WILL BE LIMITED TO ERROR CORRECTION OR PRODUCT REPLACEMENT.

17       WARRANTIES/LIMITED LIABILITY

          EXCEPT AS SPECIFICALLY PROVIDED HEREIN, PATH 1 MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DISCLAIMS ANY WARRANTIES WITH RESPECT TO THE TECHNOLOGY, PRODUCTS OR DOCUMENTATION, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, OR NON-INFRINGEMENT.

          NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES, REGARDLESS OF WHETHER THE CLAIM GIVING RISE TO SUCH DAMAGES IS BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER THEORY, EVEN IF A PARTY HAS BEEN ADVISED OF SUCH POSSIBILITY THEREOF.

          EXCEPT IN RESPECT TO PATH 1 OBLIGATIONS IN ACCORDANCE WITH SECTION 3.6, IN NO EVENT SHALL PATH 1 BE LIABLE TO INTERNET PHOTONICS FOR DAMAGES UNDER THIS AGREEMENT IN EXCESS OF THE FEES AND OTHER PAYMENTS ACTUALLY PAID TO PATH 1 FROM INTERNET PHOTONICS DURING THE PRECEDING TWELVE (12) MONTH PERIOD FROM THE DATE OF THE EVENT GIVING RISE TO THE CLAIM OCCURRED.

18       GENERAL

18.1     FORCE MAJEURE

              Neither Party shall be liable for any failure or delay in its performance under this Agreement due to causes which are beyond its reasonable control, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, labor shortages or disputes, and governmental actions; provided that (a) the delayed
              Party: (i) gives the other Party written notice of such cause promptly, and in any event within fifteen (15) days of discovery thereof; and (ii) uses its reasonable efforts to correct such failure or delay in its performance, and (b) the delayed Party's time for performance or cure under this Agreement shall be extended for a period equal to the duration of the cause or sixty
              (60) days, whichever is less.

18.2     NOTICES

          Any consent, notice or report required or permitted to be given or made under this Agreement by one Party hereto to the other Party shall be in writing, delivered by Federal Express or comparable express service, addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

If to Path 1:

Path 1 Network Technologies, Inc.
6215 Ferris Square, Suite 140
San Diego, California 92121
Attention: Mr. David Carnevale

If to Internet Photonics:

Internet Photonics, Inc.
1030 Broad Street
Shrewsbury, NJ 07702-4330
Attention: Mr. Steven Waszak

18.3     RELATIONSHIP OF PARTIES

              The Parties are independent contractors. Neither company nor its respective employees, consultants, contractors or agents are agents, employees or joint venturers of the other, nor do they have any authority to bind the other by contract or otherwise to any obligation. Each Party will not represent to the contrary, either expressly, implicitly, by appearance or otherwise. Each Party will determine, in its sole discretion, the manner and means by which it performs its obligations hereunder, subject to the express condition that each Party will at all times comply with applicable law.

18.4     USE OF NAME

              Except as provided in Sections 3.5 and 7, neither Party will, without first obtaining the other Party's prior written consent, be entitled to use the name of the other Party in promotional, advertising and other materials.

18.5     PERSONNEL

              The respective employees, consultants, contractors and agents of each Party will observe the working hours, working rules and holiday schedule of the other while working on the other Party's premises. Notwithstanding the foregoing, employees of a Party shall be and remain employees of that Party and shall not be deemed or claim to be employees of the other Party even when working on such other Party's premises. Additionally, each Party warrants that it will not seek to employ, hire, retain, or otherwise seek the services of any of the employees of the other Party during the Term and for a period of one year thereafter unless agreed in writing by both Parties.

18.6     EMPLOYMENT TAXES AND BENEFITS

              Each Party shall be responsible for any and all employment taxes and benefits payable to its employees, representatives, contractors, subcontractors and other engaged by it to perform its obligations hereunder and in no event shall either Party look to the other Party for such payments.

18.7     OTHER TAX IMPLICATIONS

              The purpose of development of the Path 1 Deliverables under this Agreement is to demonstrate that the Products developed hereunder will conform to the Specifications. The Path 1 Deliverables have no intrinsic value as an item. As such, no value added, sales, or use taxes have been assessed or are anticipated to be required as a result of the Services to be performed by Path 1 under this Agreement.

18.8     EXPORT CONTROLS

              Each Party shall comply with all applicable United States laws and regulations respecting the export or re-export, directly or indirectly, of any technical data acquired from the other Party under this Agreement or any Product or Path 1 Deliverables utilizing any such data.

18.9     ASSIGNMENT

              Except as expressly provided herein, neither Party may assign or delegate this Agreement, or any of its respective rights or obligations hereunder without the prior written consent of the other Party hereto. Notwithstanding the foregoing, both Parties shall have the right to transfer their respective rights hereunder to any purchaser of all or substantially all of assets of the business of such Party to which this Agreement relates (whether by sale, merger or otherwise) subject to confirmation that all rights and obligations of this Agreement remain in force.

18.10    NO WAIVER

              Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

18.11    NO RIGHTS IN THIRD PARTIES

              This Agreement is made for the benefit of Internet Photonics and Path 1 and not for the benefit of any third parties.

18.12    COUNTERPARTS

              This Agreement may be executed in one or more counterpart, each of
              which  shall  be  deemed  an  original,   but  collectively  shall
              constitute but one and the same instrument.

18.13    HEADINGS AND REFERENCES

              The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

18.14    CONSTRUCTION

              The Parties and their respective counsel have negotiated this Agreement. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party.

18.15    APPLICABLE LAW

              This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A. without giving effect to any conflict of laws principles thereunder.

18.16    SEVERABILITY

              If for any reason an arbitration forum or a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement shall continue in full force and effect.

18.17    COMPLETE AGREEMENT

              This Agreement, including all Appendices and Exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by duly authorized representatives of both Parties. To the extent any terms and conditions of this Agreement conflict with the terms and conditions of any invoice, purchase order or purchase order acknowledgement placed hereunder, the terms and conditions of this Agreement shall govern and control.

18.18    ATTORNEY'S FEES

              The prevailing Party in any dispute under this Agreement shall be entitled to all of its reasonable attorneys' fees.

19       SIGNATURES

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

     PATH 1 NETWORK TECHNOLOGIES INC:      INTERNET PHOTONICS, INC. :

     BY: /s/ David A. Carnevale            BY:      /s/ Steven M. Waszak
         --------------------------------      -------------------------------

     NAME: David A. Carnevale              NAME: Steven M. Waszak

     TITLE: Vice President, Marketing      TITLE: Chief Financial Officer
            and Sales

     DATE: September 9, 2002               DATE:    September 9, 2002

                                   APPENDIX A

                       PRODUCT REQUIREMENTS SPECIFICATIONS

                                       By

                        PATH 1 NETWORK TECHNOLOGIES INC.

                                       For

                            INTERNET PHOTONICS, INC.

                                   Version 6.0

                                September 9, 2002

1        PRODUCTS SUMMARY

      Path 1's goal is to develop and sell products that address the ASI to IP and IP to ASI gateway needs of the cable marketplace. Four (4) products have been identified for development.

      Internet Photonics Inc. (IPI) has specified a product, (Path 1 code name IPIP-101) Product 1) the ASI DE-MUX TO IP GATEWAY, which is identified in the PRODUCT DEVELOPMENT AND SUPPLY AGREEMENT.

      In Addition, Path 1 plans to develop the following products, which will be offered to IPI under a non-exclusive agreement:

          2) An ASI  over IP  bridging  Product,  called  here  the IP TO ASI RX
GATEWAY

          3) An IP to ASI Product including IP SPTS multiplexing, called here the IP TO ASI MUX GATEWAY 4) An ASI to IP bridging Product without ASI MPTS de-multiplexing Product into component SPTSs, called here the ASI TO IP TX GATEWAY

      The four product names identified above and used in this document are understood to be for the purpose of contract and product specifications only, and not to be the final product name. IPI and Path 1 will mutually agree product naming as soon as possible.

      The exclusive agreement covers only the ASI DE-MUX TO IP GATEWAY. This product inputs up to 8 ASI MPTSs and outputs SPTSs over IP on the GigE network interface.

      The IP TO ASI MUX GATEWAY inputs SPTSs over IP on the GigE network interface, and outputs multiplexed MPTSs on up to 8 ASI output ports.

      The ASI DE-MUX TO IP GATEWAY inputs ASI video while the IP TO ASI MUX GATEWAY outputs ASI video. The two products serve different directions. Note that the exact definition for ASI DE-MUX TO IP GATEWAY and THE IP TO ASI MUX GATEWAY is spelled out in detail within the body of the requirements section.

      IPI's target market will be the *** as defined in the Product Supply and Development Agreement contract. This Marketing Requirements Specification document must be accepted by IPI and used as the basis for the Acceptance Test Plan and private Simple Network Management Protocol (SNMP) Management Information Base (MIB), documents that Path 1 will create.

      Four products will be specified, as noted above. These products offer unique capabilities within a common architecture. It is informative to compare these requirements so that a clear understanding of the unique capabilities of each product can be gained.

      This specification will identify requirements unique to each in addition to identifying requirements that are common to each.

1.1      REVISION HISTORY

-------- ------------- ---------------------------------------------------------
Date     By Whom       Comments
-------- ------------- ---------------------------------------------------------
***      Bart Schade   Proper definition of Unicast and Multicast processing for
                       the IP to ASI Product.  Added default ***  and ***.
-------- ------------- ---------------------------------------------------------
***      Yendo Hu      Update and correct Product description
-------- ------------- ---------------------------------------------------------
***      Bart Schade   Chassis and Product Description
-------- ------------- ---------------------------------------------------------

2        HARDWARE REQUIREMENTS

      The products all use common hardware interfaces, which are described in this section. In addition, requirements for the front panel, rear panel and chassis are described.

2.1      ASI VIDEO PORTS

         Factory order hardware with 4 or 8 ASI ports configured all for either input or output.

         Licensed operation of ASI ports, up to the number of factory ordered hardware ports. Port base licensing allows for the capability of using fewer ASI ports than the hardware supports which may result in a lower cost per port, with built in upgrade for more ports.

         For example, if the product is ordered with 8 ASI ports and licenses for only 6 ASI ports, then later purchasing the license can enable the additional 2 ASI ports. In general, the license is issued to the user as a key, which enables from 1 to 8 ports.

         One Activity LED per factory ordered hardware ASI port will blink at a rate proportional to the detected Transport Stream bitrate.

         For each port a maximum bit rate of 5Mbps, if SPTS, is supported.

         For each port a maximum bit rate of 156Mbps, if MPTS, is supported.

         The total input Transport Stream (TS) packet bitrate cannot exceed 936Mbps.

2.2      GIGABIT ETHERNET IP PORT

         The GigE port is the exclusive interface for transmission of video over IP data. In addition, management protocols will run on this interface.

         The product can be ordered with either SFP connectors (Optical Gigabit Ethernet) and/or Copper Gigabit Ethernet connectors. If ordered with SFP, then the choice for:

|X|      MT-RJ Gigabit Ethernet
|X|      SFP LC Gigabit Ethernet

         When  ordered  with  both  connectors,   configuration  settings  allow
         prioritizing one connector over the other.

         Activity   and  link  LEDs  will  operate  as  is  normal  for  network interfaces.

         When product is hardware factory configured for ASI to IP then the maximum IP output Transport Stream bitrate will be *** measured over *** milliseconds and the maximum IP input bitrate of *** measured over *** milliseconds.

         When product is hardware factory configured for IP to ASI then the maximum IP input Transport Stream bitrate will be *** measured over *** milliseconds and the maximum IP output bitrate of *** measured over *** milliseconds.

2.3      10/100 FAST ETHERNET PORT

         This IP network interface port is used only for *** and never used as a *** interface. The *** interface will be enabled at all times, however if not connected then *** protocols will still be enabled on the *** interface.

         Activity and link LEDs will operate as is normal for PCs with network interfaces adapters.

2.4      RS-232 SERIAL PORT

         The RS-232 port is used for initial configuration of the networks settings and for Path 1 support and diagnostics.

         Port settings are:    ***.

         Initial setup parameters are    ***.

2.5      FRONT PANEL

         The front panel will have 4 LEDs; power, activity (video input on ASI or IP), event log, and error.

2.6      REAR PANEL

                  All labeled inputs and outputs will be accessible on the rear panel.

2.7      CHASSIS

         Requirements of the chassis are as follows:
|X|      Front panel LEDs
|X|      Front to rear airflow
|X|      Rugged rack mount capable 1 RU
|X|      Top sides bottom and rear are either brushed aluminum or painted exterior
|X| Provide rear panel 120/240VAC to the internal PSU (option alternative supply voltages for example; for single or dual-48VDC supply)
|X|      Protect against EMI sufficient for FCC and CE  certifications.
|X|      Safe for operating sufficient for UL certification.

|X|      ***

|X|      Rear Panel labeled Inputs, Outputs, and LEDs

|X|      Top side warning, certifications, and MAC address labeling
|X|      External fans
|X|      Removable ears

2.8       INPUT AND OUTPUT PROTOCOLS REQUIREMENTS

         Each interface port will run protocols specific to enabling the application. This section discusses these protocols.

2.9      ASI MPEG-2 PROTOCOL

          Only *** byte fixed size *** Transport Stream packets will be recognized.

         ASI input *** streams must be *** compliant with a measured maximum PCR jitter not to exceed ***. This insures that end-to-end accumulated PCR errors in the transport system from Encoder source to the Set Top Box remains within *** PCR jitter tolerance of ***.

         All ASI outputs will uniformly distribute data signals across the full ASI signal bandwidth of ***, measured over *** milliseconds (commonly called ***).

2.10     GIGABIT ETHERNET PROTOCOLS

         The Video over IP encapsulation, transmit or receive, will interoperate with raw ***. This de-facto protocol is specified as: *** with 1 to 7 *** packets per Ethernet frame, where *** packets are never fragmented across Ethernet packet boundaries.

          This  interface  is  also  used  for  in-band  management   protocols.
          Specifically this interface will support:

|X|      ***
|X|      ***
|X|      ***

|X|      *** (***)

2.11     10/100 FAST ETHERNET PROTOCOLS

          This interface is used exclusively for *** protocols. Specifically this interface will support:

|X|      ***
|X|      ***
|X|      ***

|X|      *** (***)

2.12     RS-232 SERIAL PROTOCOLS

          This interface will be configured to run the *** program. This *** program has be enabled with special commands, which make it possible for the user to configure both the *** and *** network settings. In addition, the *** is used for authorized factory troubleshooting.

3        PROCESSING REQUIREMENTS

         The processing requirements are not identical across all four products. This section clearly identifies the unique characteristics of each product.

3.1      ASI DE-MUX TO IP GATEWAY PROCESSING

         The ASI De-Mux to IP Gateway is enabled with processing defined in this is section, in addition to the processing defined in the ASI to IP Tx Gateway processing above.

         *** Transport Streams (***) can be de-multiplexed into the component *** (***) before encapsulation. Each *** can contain no more than *** component ***. Specifically *** de-mux processing will:

                    1) ***

                    2) ***

                    3) ***

3.2      IP TO ASI RX GATEWAY PROCESSING

                  ***Transport Streams, either *** or ***, are received encapsulated within *** for processing. *** packets are de-encapsulated from the *** and output directly to the *** according to the ***. The *** assigns to each *** the proper *** and includes either the *** or the *** number.

                  The *** is defined in Provisioning Management and Monitoring Requirements.

3.3      IP TO ASI MUX RX GATEWAY PROCESSING

         The IP to ASI Mux Rx Gateway is enabled with processing defined in this is section, in addition to the processing defined in the IP to ASI Rx Gateway processing above.

          Received *** can be multiplexed before output to the ***. Each output *** contains no more than *** component ***. The *** is used to control the *** multiplexing process and contains the *** output *** Program Number and *** number.

      4.4        ASI TO IP TX GATEWAY PROCESSING

                  ASI to IP Tx Gateway will be enabled with the ASI to IP processing. This processing allows up to 8 ASI ports to be continuously monitored for valid ***, individual *** packets collected into groups of ***, encapsulated in *** and immediately transmitted as multiplexed *** over *** on the *** interface according to the mapping assignment in the ***.

                  The *** is defined in Provisioning Management and Monitoring Requirements.

         .
4        PROVISIONING, MANAGEMENT, AND MONITORING REQUIREMENTS

      The processing requirements are not identical across all four products. This section clearly identifies the unique characteristics of each product.

4.1      COMMON IP NETWORK INTERFACES PROVISIONING

          Network   configuration   settings  for  both  the  ***  and  the  ***
          interfaces. This includes assignment of ***.

          *** maximum bitrate assignment, which limits the maximum input or output bitrate. This will have a default value of ***.

          *** minimum bitrate assignment, which limits the maximum input or output bitrate. This will have a default value of ***.

          Optionally, network provisioning is available from the front panel using the LCD and keypads.

4.2      COMMON ASI INTERFACE AND IP INTERFACE MONITORING

         The product will raise events, set conditions and increment counters; which are captured for presentation to the user in various formats. The presentation formats are:

          |X| Front Panel LED;  power,  activity,  log, and fault

          |X| SNMP using MIB  browser

          |X| Option for Front Panel using LCD

          |X| Option for Web User Interface

          The front panel power LED will be illuminated when connected to a VAC supply.

         The front panel activity LED will be blink bitrate relative when:

          |X| For the ASI to IP  configuration,  ASI traffic is detected

          |X| For the IP to ASI configuration, IP traffic is detected.

         The front panel log LED will be illuminated as long as the Event Log Not Empty condition is set. This must be manually unset.

         The front panel fault LED will be illuminated as long as any event has been raised within the last *** or any or condition is set. The fault LED will be illuminated for no less than *** at a time.

         Optionally, monitoring of event log, counters, and faults is available from the front panel LCD or a Web User Interface.

4.3      SPECIFIC ASI TO IP TX GATEWAY MONITORING

         Monitoring includes events, conditions, counters, gauges, event logs, and ***.

4.3.1    Events

                 Events include:

          |X| Event Log Not Empty Condition - indicates that events are archived in the event log. Event Log must be cleared to unset this condition.

          |X| GigE  Link Down  Condition  - auto  unset

          |X|  10/100 FE Link  Down  Condition  - auto  unset

          |X| Gateway Not  Detected  Condition - auto unset

          |X| ***

          |X| ***.

          |X| ***.

          |X| Over Temperature Condition

          Events will raise *** at intervals of no greater that *** for each type of event, and then only at transition between the states of the event. Events that may occur at high frequency will be bound to event counters. These event counters re: ASI sync loss *** that are raised for these events will be bound to the associated counter.

4.3.2    Conditions

          Conditions are either *** or ***. *** conditions must be manually unset and *** conditions are automatically unset. Unless specified all conditions are ***.

          Conditions include:

          |X| Event Log Not Empty Latched Condition - *** by clearing the event log

          |X| GigE Link Down  Condition

          |X| 10/100 FE Link Down Condition

          |X| Gateway Not Detected Condition

          |X| ***

          |X| ***

          |X| ***

          |X| Over Temperature Condition

4.3.3    Counters

                  Events are counted by event type and the event counters are available for monitoring. Event counters may be reset. When event counters increment (during a *** sampler time) then the associated condition will be set for at least ***. When event counters doe not increment (over a *** sample time) then the associated condition is automatically unset.

                  Events Counters include:

          |X| ***.

          |X| ***.

          |X| ***.

4.3.4    Gauges

                  Gauges report the status of internal variables, which rise and fall under operation the product; for example internal temperature, IP bitrate, and ASI bitrate. Some gauges are used to set Conditions when parametric bounds are exceeded. Gauge conditions remain set until the bonds are no longer exceeded.

                  Some gauges do not correspond to Conditions and are only monitored variables.

                  Gauges include:

                    |X| Over  Temperature

                    |X| Input IP bitrate

                    |X| Output IP bitrate

                    |X| Input ASI port  bitrate

                    |X|  Output ASI port  bitrate

                    |X| Input Program count

                    |X| Output Program count

4.3.5    Event Logs

                  Event logs are archived in non-volatile memory for review by the user. In other words event logs persist across system reset. Event logs are manually cleared. Event logs are updated for every condition that is set or unset including the bound counters if appropriate. At least *** date and time stamped entries will be archived.

4.3.6    Traps

                  *** will be raised for every condition that is *** or ***. If appropriate the *** will include the bound counter. All *** can be filtered by type.

4.4      SPECIFIC IP TO ASI RX GATEWAY MONITORING

         These features are very similar to the ASI to IP Tx Gateway monitoring requirements. The following is a list of differences:

                    |X| ***

                    |X| ***

4.5      SPECIFIC ASI DE-MUX TO IP GATEWAY PROVISIONING

         The ASI De-Mux to IP Gateway is enabled with provisioning defined in this is section, in addition to the provisioning defined in the ASI to IP Gateway processing above.

         Provisioning includes *** assignment of de-mux enable, which further requires assignment of component *** address assignment.

         De-mux enable is part of the *** and *** address is stored in the ***. This table data is referenced during ASI De-Mux to IP Gateway processing for proper assignment of *** address generation.

         The ASI De-Mux to IP Program Map Table is loaded initially using the ***. The default *** is ***.

4.6      SPECIFIC ASI TO IP TX GATEWAY PROVISIONING

          Provisioning includes *** assignment of destination being either *** or *** address.

          For *** assigned as ***, there are the additional requirements for *** and ***.

          For *** assigned as ***, there is the additional requirement for assignment of ***.

          This information is stored in the ASI to IP ***, which is referenced during ASI to IP processing for generation of the proper destination address assignment.

          The ASI to IP *** is loaded initially using a ***. The default Port *** identifies the *** destination *** incrementing by one for each *** and starting at: ***.

4.7      SPECIFIC IP TO ASI MUX GATEWAY PROVISIONING

          In addition to what is defined here is included the IP to ASI Rx Gateway provisioning described above.

          Provisioning includes *** assignment of mux enable, which further requires assignments to entries in the ***. Mux enable is part of the *** and the *** is configured to assign input IP encapsulated *** to output programs in the *** multiplex. This table data is referenced during IP to ASI Mux Gateway processing for proper assignment of *** source address assignment.

--------
*** Portions of this document have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission. *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.